UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): October 6, 2016

Westlake Chemical Partners LP

(Exact name of registrant as specified in its charter)

Delaware	001-36567	32-0436529
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

2801 Post Oak Boulevard, Suite 600 Houston, Texas		77056
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (713) 585-2900

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On October 6, 2016, Gary K. Adams retired from the Board of Directors (the “Board”) of Westlake Chemical Partners GP LLC (the “General Partner”), the general partner of Westlake Chemical Partners LP (the “Partnership”).

On October 7, 2016, Westlake International Services Corporation, as sole member of the General Partner, appointed Angela Minas to serve as an independent member of the Board. Ms. Minas is expected to be appointed by the Board to its Audit and Conflicts committees.

Ms. Minas serves on the board of directors of the general partner of CONE Midstream Partners LP and on the board of directors of the general partner of Ciner Resources LP. She was formerly the Chief Financial Officer of DCP Midstream Partners, LP and the Chief Financial Officer of Constellation Energy Partners LLC. Prior to her experience in the master limited partnership sector, Ms. Minas served as Senior Vice President, Global Consulting at Science Applications International Corporation and was a partner at Arthur Andersen. Ms. Minas is a graduate of Rice University, from which she received both a B.A. in Managerial Studies and an M.B.A.

In connection with Ms. Minas’s services on the Board, she will receive compensation in accordance with plans and programs more fully described in the Partnership’s Annual Report on Form 10-K, under the heading “Item 11 – Executive Compensation – Director Compensation.”

There are no arrangements or understandings between Ms. Minas and any other persons pursuant to which she was appointed as a director. There are no relationships between Ms. Minas and the Partnership or any related person of the Partnership that would require disclosure pursuant to Item 404(a) of Regulation S-K.

Item 7.01.	Regulation FD Disclosure.

On October 11, 2016, the Partnership issued a press release announcing that Mr. Adams had retired from, and Ms. Minas had been appointed to, the Board. A copy of the press release is furnished as Exhibit 99.1 hereto and incorporated herein by reference.

The information in this Item 7.01, including the attached Exhibit 99.1, is being “furnished” pursuant to General Instruction B.2 of Form 8-K and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

The following exhibit is furnished herewith:

99.1	Press release issued on October 11, 2016.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Westlake Chemical Partners LP

	By:	Westlake Chemical Partners GP LLC,
its general partner

Date: October 11, 2016

	By:	/s/ Albert Chao
Albert Chao
President, Chief Executive Officer and Director

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press release issued on October 11, 2016.